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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                           THE SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 21, 2001


                       COMPUTERIZED THERMAL IMAGING, INC.


             (Exact name of registrant as specified in its charter)


             NEVADA                     000-23955               87-0458721
 (State or other jurisdiction    (Commission File Number)    (IRS Employer
       of incorporation)                                    Identification No.)


                        TWO CENTERPOINT DRIVE, SUITE 450
                            LAKE OSWEGO, OREGON 97035
               (Address of principal executive offices (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 594-1210



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ITEM 5, 9. OTHER EVENTS; REGULATION FD DISCLOSURE.

On December 21, 2001, we entered into a Securities Purchase Agreement (the "Purchase Agreement") and a Private Equity Credit Agreement (the "Equity Agreement") with Beach Boulevard, LLC. A copy of the Purchase Agreement is attached as Exhibit 2.1 hereto and incorporated by reference herein. A copy of the Equity Agreement is attached as Exhibit 2.2 hereto and incorporated by reference herein. A copy of the press release announcing the transaction is attached as Exhibit 99.1 hereto and incorporated by reference herein.

On December 27, 2001, in response to two articles published on Bloomberg.com, we issued a press release in the form attached as Exhibit 99.2 hereto and incorporated by reference herein

On January 2, 2002, we received the $2.5 million in proceeds contemplated in the Purchase Agreement. A copy of the press release announcing the receipt of such funds is attached as Exhibit 99.3 hereto and incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following document is filed as an exhibit to this report on Form 8-K:

EXHIBIT NO.             DESCRIPTION

   2.1 Securities Purchase Agreement dated as of December 21, 2001, by and between Computerized Thermal Imaging, Inc., a Nevada corporation, and the lender identified therein.

   2.2                  Private Equity Credit Agreement dated as of
                        December 21, 2001, by and between Computerized Thermal Imaging, Inc., a Nevada corporation, and the investor identified therein.

   4.1 Registration Rights Agreement by and between Computerized Thermal Imaging, Inc., a Nevada corporation, and the investor identified therein.

   4.2 Debenture by and between Computerized Thermal Imaging, Inc. and the lender identified therein.

   4.3 Common Stock Purchase Warrant by and between Computerized Thermal Imaging, Inc. and the holder identified therein.

   4.4 Registration Rights Agreement (Equity Agreement) by and between Computerized Thermal Imaging, Inc., a Nevada corporation, and the investor identified therein.

   4.5 Common Stock Purchase Warrant (Equity Agreement) by and between Computerized Thermal Imaging, Inc. and the holder identified therein.


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   99.1                 Press Release dated December  21, 2001

   99.2                 Press Release dated December 27, 2001

   99.3                 Press Release dated January 4, 2002 .


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COMPUTERIZED THERMAL IMAGING, INC.


Date: January 14, 2002

                                              /s/   Bernard J. Brady
                                              ----------------------------------
                                              Name: Bernard J. Brady
                                              Title: Chief Financial Officer


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                                Index to Exhibits


EXHIBIT NO.             DESCRIPTION

   2.1 Securities Purchase Agreement dated as of December 21, 2001, by and between Computerized Thermal Imaging, Inc., a Nevada corporation, and the lender identified therein.

   2.2                  Private Equity Credit Agreement dated as of
                        December 21, 2001, by and between Computerized Thermal Imaging, Inc., a Nevada corporation, and the investor identified therein.

   4.1 Registration Rights Agreement by and between Computerized Thermal Imaging, Inc., a Nevada corporation, and the investor identified therein.

   4.2 Debenture by and between Computerized Thermal Imaging, Inc. and the lender identified therein.

   4.3 Common Stock Purchase Warrant by and between Computerized Thermal Imaging, Inc. and the holder identified therein.

   4.4 Registration Rights Agreement (Equity Agreement) by and between Computerized Thermal Imaging, Inc., a Nevada corporation, and the investor identified therein.

   4.5 Common Stock Purchase Warrant (Equity Agreement) by and between Computerized Thermal Imaging, Inc. and the holder identified therein.

   99.1                 Press Release dated December 21, 2001

   99.2                 Press Release dated December 27, 2001

   99.3                 Press Release dated January 4, 2002.


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